[NUMBER]

AMENDED AND RESTATED
PROMISSORY NOTE
&
SECURITY

$[AMOUNT]

[DATE]

For value received, the undersigned maker (“Maker”), whose address is 420 Lexington Avenue, Suite 1718, New York, NY 10170, promises to pay to the order of [LENDER’S NAME], “Lender”, whose address is [LENDER’S ADDRESS], the principal sum of [AMOUNT] dollars ($[NUMERIC VALUE]) together with all interest accrued from the date of execution of the Note at the rate of [PERCENT] percent ([NUMERIC VALUE] %) per annum upon the unpaid balance until maturity, payable in U.S. Dollars at the Lender’s address set forth above, or at such other address as Lender may designate. The maturity date of this note is [MATURITY DATE].

In the event that the note is not repaid by the maturity date, the note will automatically convert to a Demand Note, and the principal sum and all accrued interest will be payable in full upon ten (10) days notice of demand from the lender.

If an event of default shall occur, neither the failure of the holder hereof promptly to exercise its right to declare the outstanding principal and accrued by unpaid interest hereunder to be immediately due and payable, nor the failure to exercise any other right or remedy the holder may have for default, nor the acceptance by the holder of late or partial payments shall constitute a waiver of such rights in connections with any future default on the part of the undersigned or any other person who may be liable hereunder.

This Note is to be construed and enforced according to the laws of the state of [STATE].

This Note is secured by the Maker’s accounts receivable and Maker hereby grants Lender a security interest, pari passu with other lenders, in all such accounts receivable.

In order to perfect a security interest in the accounts receivable, Maker agrees to execute and deliver to the Lender appropriate UCC-l financing statements.

Maker waives any right of exemption and waives presentment, protest and demand, notice of protest, demand, and/or dishonor and nonpayment of this Note.

This note amends and restates Maker’s [NUMBER] [AMENDED AND RESTATED] Promissory Note and Security Agreement, dated as of, [DATE] (the “old note”). This Note is executed and delivered in substitution for, but not in satisfaction or, the Old Note and shall not constitute a refinancing or novation of the obligations under the Old Note.

Maker:

Fusion Telecommunications International, Inc.

By: _________________________________
Printed Name: [NAME], [TITLE]
Date: [DATE]

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